                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
                    $400,000,000 AGGREGATE PRINCIPAL AMOUNT
                         11 1/8% SENIOR NOTES DUE 2007
                             HERCULES INCORPORATED

       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
          NOVEMBER   , 2001, UNLESS EXTENDED (THE "EXPIRATION DATE").
           TENDERS OF OLD NOTES MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                  NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  Delivery To:

                       Wells Fargo Bank Minnesota, N.A.,
                                 Exchange Agent

                       By registered and certified mail:

                        Wells Fargo Bank Minnesota, N.A.
                                 MAC #N9303-121
                           Corporate Trust Operations
                                 P.O. Box 1517
                       Minneapolis, Minnesota 55480-1517

                     By regular mail or overnight delivery:

                        Wells Fargo Bank Minnesota, N.A.
                                 MAC #N9303-121
                           Corporate Trust Operations
                            6th & Marquette Avenues
                          Minneapolis, Minnesota 55479

                                    By hand:

                        Wells Fargo Bank Minnesota, N.A.
                     Corporate Trust Operations, 12th Floor
                            608 Second Avenue South
                          Minneapolis, Minnesota 55402

                                   Facsimile:

                                 (612) 667-4927

                                   Telephone:

                                 (800) 344-5128

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
                          TRANSMISSION OF INSTRUCTIONS
    VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
                                   DELIVERY.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW.


     The undersigned acknowledges that he or she has received and reviewed the
prospectus, dated October   , 2001 (the "Prospectus"), of Hercules Incorporated,
a Delaware company (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange $400,000,000 in aggregate principal amount of its 11 1/8% Senior Notes due 2007 (the "New Notes"), for a like aggregate principal amount of its outstanding 11 1/8% Senior Notes due 2007 (the "Old Notes") that were issued and sold in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act").


     For each Old Note accepted for exchange, the holder of such Old Note will receive an New Note having an aggregate principal amount equal to that of the surrendered Old Note.

     This Letter is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old
Notes -- Book-Entry Delivery Procedure" and an Agent's Message (as defined herein) is not delivered. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates (or cannot obtain a confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") on a timely basis) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedure." See Instruction 1.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to exchange their Old Notes must complete this Letter in its entirety.

     THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed to this Letter.

----------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD NOTES (SEE INSTRUCTION 2)
----------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE
                                                                                    PRINCIPAL           PRINCIPAL
                                                                                     AMOUNT              AMOUNT
                                                               CERTIFICATE       REPRESENTED BY       TENDERED (IF
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)           NUMBER(S)*         CERTIFICATE*      LESS THAN ALL)**
----------------------------------------------------------------------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                           ------------------------------------------------------
                                                                  TOTAL
----------------------------------------------------------------------------------------------------------------------
  * Need not be completed if Old Notes are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See Instruction 2. Old Notes tendered hereby must be in integral multiples of $1,000. See Instruction 1.
----------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

     By crediting Old Notes to the Exchange Agent's Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Old Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s):
    ----------------------------------------------------------------------------

    Window Ticket Number (if any):
    ----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    --------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery:
    ------------------------------------------------------------------

    If delivered by book-entry transfer, complete the following:

    Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ]  CHECK HERE IF YOU ARE A BROKER-DEALER.

[ ] CHECK HERE IF YOU WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
    10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
    ----------------------------------------------------------------------------

    Address:
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to (i) deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the Book-Entry Transfer Facility, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

     The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or (ii) any broker-dealer that purchases Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes and are not participating in, and do not intend to participate in, the distribution of the New Notes. The undersigned acknowledges that the Company does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances.

     The undersigned hereby further represents that (i) it is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Company;
(ii) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes to be issued in the Exchange Offer; and (iii) it is acquiring the New Notes in its ordinary course of business. As a condition to its participation in the Exchange Offer, any holder using the Exchange Offer to participate in a distribution of the New Notes acknowledges and agrees that, if the resales are of New Notes obtained by it in exchange for Old Notes acquired directly from the Company or any affiliate of the Company, it (i) could not, under current SEC policy, rely on applicable interpretations of the staff of the SEC; and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement.

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaging in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer holding Old Notes acquired for its own account as a result of market-making activities or other trading activities, it hereby acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of New Notes received in respect of such Old Notes pursuant to the Exchange Offer. A broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act by making the foregoing acknowledgement or by delivering a prospectus.

     The undersigned also warrants that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the Registration Rights Agreement, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in this Letter.

     The undersigned understands that tenders of the Old Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer," the Company may not be required to accept for exchange any of the Old Notes tendered. Old Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the names of the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

     THE BOOK-ENTRY TRANSFER FACILITY, AS THE HOLDER OF RECORD OF CERTAIN OLD NOTES, HAS GRANTED AUTHORITY TO THE BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS WHOSE NAMES APPEAR ON A SECURITY POSITION LISTING WITH RESPECT TO SUCH OLD NOTES AS OF THE DATE OF TENDER OF SUCH OLD NOTES TO EXECUTE AND DELIVER THIS LETTER AS IF THEY WERE THE HOLDERS OF RECORD. ACCORDINGLY, FOR PURPOSES OF THIS LETTER, THE TERM "HOLDER" SHALL BE DEEMED TO INCLUDE SUCH BOOK-ENTRY TRANSFER FACILITY PARTICIPANTS.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH NOTES AND THIS LETTER TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

     To be completed ONLY if certificates for Old Notes not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of and sent to someone other than the undersigned, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue (certificates) to:

Name(s):
------------------------------------------
                             (PLEASE TYPE OR PRINT)

------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
                            (TAXPAYER IDENTIFICATION
                           OR SOCIAL SECURITY NUMBER)

                         (COMPLETE SUBSTITUTE FORM W-9)

     Credit unexchanged Old Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

             ------------------------------------------------------

             ------------------------------------------------------
                         (BOOK ENTRY TRANSFER FACILITY
                         ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

     To be completed ONLY if certificates for Old Notes not tendered or not accepted for exchange, or New Notes issued in exchange for Old Notes accepted for exchange, are to be sent to someone other than the undersigned or to the undersigned at an address other than shown in the box entitled "Description of Old Notes" above.

Mail to:

Name(s):
------------------------------------------
                             (PLEASE TYPE OR PRINT)

             ------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Address:
--------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
                            (TAXPAYER IDENTIFICATION
                           OR SOCIAL SECURITY NUMBER)

                         (COMPLETE SUBSTITUTE FORM W-9)

     IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (IN EACH CASE, TOGETHER WITH THE CERTIFICATE(S) FOR OLD NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY
                                   BOX ABOVE.

                                PLEASE SIGN HERE

            (TO BE COMPLETED BY ALL TENDERING HOLDERS WHETHER OR NOT
                OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY)
     (PLEASE ALSO COMPLETE AND RETURN THE ACCOMPANYING SUBSTITUTE FORM W-9)

X
-------------------------------------------------------

X
-------------------------------------------------------
                             SIGNATURE(S) OF OWNER(S)

---------------------------------------------------------

---------------------------------------------------------
                                      DATE

Area Code and Telephone Number:
--------------------------------------------------------------------------------

     IF A HOLDER IS TENDERING ANY OLD NOTES, THIS LETTER MUST BE SIGNED BY THE REGISTERED HOLDER(S) EXACTLY AS THE NAME(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE OLD NOTES OR ON A SECURITY POSITION LISTING AS THE OWNER OF OLD NOTES BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY A PROPERLY COMPLETED BOND POWER FROM THE REGISTERED HOLDER(S), A COPY OF WHICH MUST BE TRANSMITTED WITH THIS LETTER. IF OLD NOTES TO WHICH THIS LETTER RELATES ARE HELD OF RECORD BY TWO OR MORE JOINT HOLDERS, THEN ALL SUCH HOLDERS MUST SIGN THIS LETTER. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, THEN SUCH PERSON MUST (i) SET FORTH HIS OR HER FULL TITLE BELOW AND (ii) UNLESS WAIVED BY THE COMPANY, SUBMIT EVIDENCE SATISFACTORY TO THE COMPANY OF SUCH PERSON'S AUTHORITY TO SO ACT. SEE INSTRUCTION 3.

Name(s):
---------------------------------------------
                                  (PLEASE TYPE OR PRINT)

           --------------------------------------------------------
                                  (PLEASE TYPE OR PRINT)

Capacity:
----------------------------------------------
Address:
-----------------------------------------------
---------------------------------------------------------
---------------------------------------------------------

                 SIGNATURE GUARANTEE BY AN ELIGIBLE INSTITUTION
                          (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
  an Eligible Institution:

           ---------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

           ---------------------------------------------------------
                                    (TITLE)

           ---------------------------------------------------------
                                 (NAME OF FIRM)

           ---------------------------------------------------------
                         (ADDRESS, INCLUDING ZIP CODE)

           ---------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Dated:
-------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by noteholders if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes -- Book-Entry Delivery Procedure" and an Agent's Message is not delivered. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount that are integral multiples of $1,000. The term "Agent's Message" means a message, transmitted by The Depository Trust Company and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Old Notes which are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant.

     Noteholders who wish to tender their Old Notes and (a) whose certificates for Old Notes are not immediately available, (b) who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or (c) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes -- Guaranteed Delivery Procedure." Pursuant to such procedures,

          (i) such tender must be made through an Eligible Institution (as defined in Instruction 3 below),

          (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu hereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and

          (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" in the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering holder(s) should fill in the principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes." The entire principal amount of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless otherwise provided in the appropriate box on this Letter, promptly after the Old Notes are accepted for exchange.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates representing such Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of its authority to so act must be submitted with the Letter.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution if the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which New Notes issued pursuant to the Exchange Offer, or substitute Old Notes not tendered or accepted for exchange, are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

     Under the federal income tax laws, payments that may be made by the Company on account of New Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate specified in Section 3406(a)(1) of the

Code (the "Specified Rate"). In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that (a) the TIN provided is correct; (b) that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends, (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding or (iii) the holder is exempt from backup withholding; and (c) the holder is a U.S. person (including a U.S. resident alien). If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the New Notes) shall retain the Specified Rate of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with his or her TIN within sixty (60) days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with his or her TIN within such sixty (60) day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Notes are registered in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     Failure to complete the Substitute Form W-9 will not, by itself, cause Old Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold the Specified Rate of the amount of any payments made on account of the New Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6. TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7. WAIVER OF CONDITIONS.

     The Company reserves the absolute right to amend, waive or modify, in whole or in part, any or all conditions to the Exchange Offer.

8. NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the Old Notes have been replaced.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and the Notice of Guaranteed Delivery, may be directed to the Exchange Agent, at the address and telephone number indicated above.

11. INCORPORATION OF LETTER OF TRANSMITTAL.

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered.

12. WITHDRAWALS.

     Tenders of Old Notes may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders" in the Prospectus.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

           PLEASE CAREFULLY READ THE IMPORTANT TAX INFORMATION BELOW
                      PAYER'S NAME: HERCULES INCORPORATED

 SUBSTITUTE                   PART I -- PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN  -----------------------------
 FORM W-9                     THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. See    Social Security Number
                              the enclosed "Guidelines for Certification of Taxpayer
 DEPARTMENT OF THE            Identification Number on Substitute Form W-9" for instructions.  or
 TREASURY, INTERNAL                                                                            -----------------------------
 REVENUE SERVICE                                                                               Employer Identification
                                                                                               Number
 PAYER'S REQUEST FOR
 TAXPAYER IDENTIFICATION
 NUMBER (TIN)
------------------------------------------------------------------------------------------------------------------------------

 PLEASE FILL IN YOUR          PART II -- For Payees Exempt from Backup Withholding (see enclosed Guidelines)*
 NAME AND ADDRESS
 BELOW                        PART III --
 NAME: --------------------
---------------------------   CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 NUMBER AND STREET
---------------------------   (1) The number shown on this form is my correct taxpayer identification number (or I am waiting
 CITY, STATE AND ZIP CODE         for a number to be issued to me), and
 CHECK APPROPRIATE            (2) I am not subject to backup withholding either because I am exempt from backup withholding, I
 BOX:                             have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup
----- INDIVIDUAL/SOLE             withholding as a result of a failure to report all interest or dividends, or the IRS has
      PROPRIETOR                  notified me that I am no longer subject to backup withholding, and
----- CORPORATION
----- PARTNERSHIP             (3) I am a U.S. person (including a U.S. resident alien).
----- OTHER-----------------
------------------------------------------------------------------------------------------------------------------------------

                             Signature: -------------------------------------------------       Date:----------------------
------------------------------------------------------------------------------------------------------------------------------
   CERTIFICATION GUIDELINES -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the
   IRS stating that you are no longer subject to backup withholding, do not cross out line (2).
------------------------------------------------------------------------------------------------------------------------------

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer, the Specified Rate of all payments made to me on account of the New Notes shall be retained until I provide a taxpayer identification number to the payer and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and the Specified Rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature: ------------------------------                       Date: ----------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF THE SPECIFIED RATE OF ANY PAYMENTS MADE TO YOU UNDER THE NEW NOTES. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER -- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------------
                                              GIVE THE
                                           SOCIAL SECURITY
       FOR THIS TYPE OF ACCOUNT:            NUMBER OF --
------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of
     account)                            the account or, if
                                         combined funds, the
                                         first individual on
                                         the account(l)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor-
        trust account (grantor is also   trustee(l)
        trustee)
     b. So-called trust account that is  The actual owner(l)
        not a legal or valid trust
        under State law
 5.  Sole proprietorship account         The owner(3)
------------------------------------------------------------
 6.  A valid trust, estate, or pension   The legal entity(4)
     trust
 7.  Corporate account                   The corporation
 8.  Religious, charitable, or           The organization
     educational organization account
 9.  Partnership account                 The partnership
10.  Association, club or other tax-     The organization
     exempt organization
11.  A broker or registered nominee      The broker or
                                         nominee
12.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school district,
     or prison) that receives
     agricultural program payments
------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's Social Security number.
(3) Show the name of the owner. You may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on all payments include the following:
1. An organization exempt from tax under section 501(a), any IRA or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
2. The United States or any of its agencies or instrumentalities.
3. A state, the District of Columbia, a possession of the United States or any of their political subdivisions or instrumentalities.
4. A foreign government or any of its political subdivisions, agencies or instrumentalities.
5. An international organization or any of its agencies or instrumentalities. Other payees that may be exempt from backup withholding include:
6. A corporation.
7. A foreign central bank of issue.
8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
9. A futures commission merchant registered with the Commodity Futures Trading Commission.
10. A real estate investment trust.
11. An entity registered at all times during the tax year under the Investment Company Act of 1940.
12. A common trust fund operated by a bank under section 584(a).
13. A financial institution.
14. A middleman known in the investment community as a nominee or custodian.
15. A trust exempt form tax under section 664 or described in section 4947.

  The following types of payments are exempt from backup withholding as indicated for items 1 through 15 above.

Interest and Dividend Payments. All listed payees are exempt except the payee in item 9.

Broker Transactions. All payees listed in items 1 through 13 are exempt. A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker is also exempt.

Barter Exchange Transactions and Patronage Dividends. Only payees listed in items 1 through 5 are exempt.

Payments Reportable under Sections 6041 and 6041A. Only payees listed in items 1 through 7 are generally exempt.

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING
  Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and their regulations.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals.
  Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
  - Payments described in section 6049(b)(5) of the Code to non-resident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made by certain foreign organizations.
  Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. File this form with the Payer, furnish your taxpayer identification number, write "EXEMPT" in Part II of the Substitute Form W-9, sign and date the form and return it to the Payer.
  IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE A COMPLETED INTERNAL REVENUE SERVICE FORM W-8BEN WITH THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 of the Code requires you to give your correct TIN to payers who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold the Specified Rate of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.